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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 25, 2002
                Date of report (Date of earliest event reported)


                                JagNotes.com Inc.
               (Exact Name of Registrant as Specified in Charter)


        Nevada                   000-28761                    88-0380546
  ---------------         -----------------------         --------------------
  (State or Other         (Commission File Number)          (IRS Employer
  Jurisdiction of                                         Identification No.)
  Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                  33433
---------------------------------------------------                  -----
(Address of Principal Executive Offices)                           (Zip Code)


                                 (561) 393-0605
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
             (Former Name or Address, if Changed Since Last Report)



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Item 5.  Other Events.

On March 25, 2002, JagNotes.com Inc. (the "Company") issued a press release clarifying certain exchange procedures in connection with the Company's recapitalization plan.

A copy of the press release of the Company, dated March 25, 2002, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated March 25, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JagNotes.com Inc.


Date: March 25, 2002                          By: /s/ Gary Valinoti
                                                  ----------------------------
                                              Name:  Gary Valinoti
                                              Title: President & CEO



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                                INDEX TO EXHIBITS

Exhibit No.       Description                                              Page
-----------       -----------                                              ----
99.1              Press Release of the Company, dated March 25, 2002          5




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